Guggenheim Variable Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement dated July 29, 2026

to the currently effective Guggenheim Variable Funds Trust Statutory Prospectus and Statement of

Additional Information (“SAI”), dated May 1, 2026, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Statutory

Prospectus and SAI and should be read in conjunction with the foregoing documents.

Effective July 30, 2026, the Funds’ Statutory Prospectus and SAI are revised as follows:

The following replaces in its entirety the first paragraph under “Additional Information Regarding Investment Objectives and Strategies” in the Funds’ Statutory Prospectus:

The Board of Trustees of the Funds may change a Fund’s investment objective and strategies at any time without shareholder approval. A Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. Should a Fund with a name that includes terms suggesting that the Fund focuses its investments in: a particular type of investment or investments; a particular industry or group of industries; particular countries or geographic regions; or investments that have, or whose issuers have, particular characteristics, change its policy (an “80% investment policy”) adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 (“1940 Act”), to invest, under normal circumstances, at least 80% of the value of its assets (net assets, plus the amount of any borrowings for investment purposes) in investments in accordance with the investment focus that the Fund’s name suggests, the Fund will provide shareholders at least 60 days’ notice prior to making the change. For purposes of determining a Fund’s compliance with the Fund’s 80% investment policy (if applicable), the Fund may, to the extent permitted by its investment strategies, seek to obtain exposure to the investments consistent with the investment focus that the Fund’s name suggests, through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds where the identity of those underlying portfolio securities can be reasonably determined or where the fund has an 80% investment policy to invest in investments consistent with the investment focus that the Fund’s name suggests. In such cases, the Fund may look through to the underlying holdings of investment companies in which the Fund invests or may include the entire value of the Fund’s investment in other appropriate investment companies without looking through to the holdings of such investment companies. As with any investment, there can be no guarantee a Fund will achieve its investment objective.

For purposes of determining compliance with the Fund’s 80% investment policy, the Fund will value any derivatives instrument or physical short position using calculation required by the applicable 1940 Act regulation. Derivatives instruments will be counted towards the Fund’s 80% investment policy to the extent they provide investment exposure to investments included within that policy or to one or more of the market risk factors associated with investments included in that policy.

The following replaces in its entirety the fifth paragraph under “Additional Information Regarding Investment Objectives and Strategies” in the Funds’ Statutory Prospectus:

The Funds’ investment policies, limitations and other guidelines typically apply at the time an investment is made. As a result, a Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation, unless required by applicable law or regulation. As a result, the Fund may in some instances be required to sell certain portfolio holdings at a time that is disadvantageous or otherwise not desired.

The following replaces in its entirety the first paragraph under “Investment Restrictions” in the Funds’ SAI:

Each of the Funds operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of (1) 67% or more of a Fund’s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of a Fund’s outstanding shares. Other restrictions in the form of operating policies are subject to change by the Board without shareholder approval; however, should any Fund with a name that includes terms suggesting that the Fund focuses its investments in: a particular type of investment or investments; a particular industry or group of industries; particular countries or geographic regions; or investments that have, or whose issuers have, particular characteristics,, change its policy of investing in at least 80% of the value of its assets (net assets, plus the amount of any borrowings for investment purposes) in investments in accordance with the investment focus that the Fund’s name suggests, the Fund will provide shareholders at least 60 days’ notice prior to making the change, or such other period as is required by applicable law, as interpreted or modified by a regulatory authority having jurisdiction from time to time. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations or otherwise require the sale of portfolio securities, except with respect to the borrowing limitation or as otherwise required by applicable law or regulation. With regard to the borrowing limitation, each Fund will comply with the applicable restrictions of Section 18 of the 1940 Act. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of a Fund. Calculation of a Fund’s total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund’s Prospectus or SAI will not include cash collateral held in connection with the Fund’s securities lending activities.

Please retain this supplement for future reference.

SUPP-VIT-0726x0527